THIRD LEASE MODIFICATION AGREEMENT

         THIS AGREEMENT made as of this 27th day of September, 1995 between CANTON GATEWAY OFFICE PARK, a Connecticut General Partnership, with an office at 160 Farmington Avenue, Farmington, Connecticut 06032 (hereinafter called "Landlord") and VIDEONICS, Inc., 1370 Dell Avenue, Campbell, California 95008 (hereinafter called "Tenant").

                                  WITNESSETH:

         WHEREAS by the office lease dated March 1, 1990, Landlord and Tenant's successor in interest entered into an office Lease for certain Premises located on the Second and Third Floor of Building Three, Canton Gateway Office Park, Canton, Connecticut (hereinafter called the "Lease"), which Premises are more fully described in the Lease; and

         WHEREAS the Lease was modified by the Lease Modification Agreement dated November 19, 1991 (hereinafter called the "Lease"), and

         WHEREAS the Lease was modified by Second Lease Modification Agreement dated June 21, 1994 (the Lease, the First Lease Modification, the Second Lease Modification Agreement and this Lease Modification Agreement are hereby collectively called the "Lease"); and

         WHEREAS, Landlord and Tenant wish to modify the Lease.

         NOW THEREFORE, for One Dollar ($1.00) and other valuable consideration, the receipt and adequacy of which is hereby acknowledged, Landlord and Tenant agree to modify the Lease as follows:

         1.    The effective date of this Lease Modification is October 1, 1995.

         2. Article I (Premises) shall be amended to reflect that the Demised Premises are the office spaces located on the second and third floor of Building Number 3, as more particularly described in the attached Exhibit A and Exhibit B respectively.

         3. Article 3 (Rent) shall be amended wherein necessary so that annual rent will be Sixty-Six Thousand and 00/100 ($66,000.00) Dollars payable in equal monthly installments of Five Thousand Five Hundred and 00/100 ($5,500.00) for the period commencing October 1, 1995 and ending July 31, 1997.

               Article 3 (Rent) shall be further amended by making the so-called base year on account of Operating Expenses for the Portion of the Demised Premises located on the second floor to be the twelve month period of July 1, 1993 to June 30, 1994.

               Article 3 (Rent) shall be further amended by making the so-called base year on account of Operating Expenses for the Portion of the Demised Premises located on the third floor equal to the expenses incurred during the twelve month period of October 1, 1995 through September 30, 1996. The first payment will be due October 1, 1996 and tenant's pro-rata share of Operating Expenses on account of the Portion of the Demised Premises on the third floor shall be 8.997%.

               Article 3 (Rent) shall be further amended by making the so-called base year on account of Real Estate Taxes for the Portion of the Demised Premises located on the third floor equal to the January 1, 1996 payment multiplied by two (2). The first payment will be due October 1, 1996 and tenant's pro-rata share of Real Estate
               Taxes on account of the Portion of Demised Premises located on the third floor shall be 8.997%.

         4.    Landlord   shall  provide  the  following  work  at  the  Demised
               Premises: Repaint and touch-up as needed on the Third Floor, remove and replace the carpeting throughout the Third Floor, install new vinyl tile and align with the face of the wall as shown by Exhibit C, and replace two cabinets doors as located on Exhibit C.

         5. Tenant shall pay a One Thousand and 00/100 Dollar ($1,000.00) payment upon the signing of this Lease Modification for the replacement of the carpeting.

         6. Except as modified herein, the Lease and all Exhibits and Riders annexed thereto shall remain in full force and effect, and is hereby ratified and confirmed.

         IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals the day and year first above written.

Signed, Sealed and Delivered
in the presence of:



                                        LANDLORD
                                        CANTON GATEWAY OFFICE PARK
/s/ Sandra Gifford
-----------------------------           By:  /s/ Jeffrey Reiner
                                           ---------------------------
/s/ (unknown)
-----------------------------

                                        TENANT
                                        VIDEONICS, 1NC.

/s/ Sandra Gifford
-----------------------------           By:  /s/ Steven Kreinik
                                           ---------------------------
/s/ (unknown)
-----------------------------
                                            Its Duly Authorized:

STATE OF CONNECTICUT                   )
                                       )   ss.
COUNTY OF HARTFORD                     )

         On this 27 day of September, 1995, personally appeared Stephen Kreinik, of Videonics, Inc., its President, signer and sealer of the foregoing instrument and acknowledged the same to be his free act and deed and the free act and deed of said corporation before me.

                                        /s/ Sandra Gifford
                                       -----------------------------------------
                                       Notary Public/Commissioner Superior Court